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                                                                    EXHIBIT 99.4

                        Consent of Independent Auditors

We consent to the incorporation by reference in this Form 8-K of International Technology Corporation of our report dated February 12, 1998, except for Note 1 as to which the date is May 4, 1998, with respect to the consolidated financial statements and schedule of OHM Corporation and subsidiaries included in its Annual Report (Form 10-K), as amended, for the year ended December 31, 1997.



                              /s/ Ernst & Young LLP

June 17, 1998
Columbus, Ohio